UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2013

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 0254-9161

(Address of principal executive offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Phantom Unit Award Agreements

On June 27, 2013 the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Global GP LLC (“GPLLC”), the general partner of Global Partners LP (the “Partnership”), approved  forms of phantom unit award agreements under the Global Partners LP Long-Term Incentive Plan (as amended and restated effective June 22, 2012, the “Plan”) for use, as applicable, for grants to employees (the “Employee Award Agreement”) and directors (the “Director Award Agreement”) of GPLLC and its affiliates (the Employee Award Agreement and the Director Award Agreement, together, “the Award Agreements”).

The Award Agreements provide for time-based vesting of phantom unit awards granted thereunder.  The Award Agreements do not provide for the grant of distribution equivalent rights in connection with the phantom unit grant.  Under the Award Agreements, treatment of unvested phantom unit awards in the event of death, disability, retirement, and certain involuntary terminations of employment of employees or termination of service of a director shall be determined at the discretion of the Compensation Committee.  If a grantee’s employment is terminated for “Cause” (as defined in the Employee Award Agreement) by GPLLC or by the grantee voluntarily then the grantee will forfeit all unvested phantom unit awards.  The Award Agreements further provide that all outstanding phantom units held by a grantee automatically vest in the event of a “Change of Control” (as defined in the Award Agreements).  Grantees who are employees must enter into a Confidentiality, Non-Solicitation, and Non-Competition Agreement with GPLLC  by July 10, 2013 in order to receive their phantom unit award.  If a grantee who is an employee does not enter into a Confidentiality, Non-Solicitation, and Non-Competition Agreement with GPLLC  by July 10, 2013, such grantee would forfeit his or her phantom unit award.

The foregoing description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the Employee Award Agreement and the Director Award Agreement, copies of which are filed as exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Future awards, if any, shall be granted at the discretion of the Compensation Committee in compliance with the terms of the Plan in the form of award agreement selected by the Compensation Committee, in its full discretion, which may include the Award Agreements.

Phantom Unit Awards

On June 27, 2013, the Compensation Committee approved grants of phantom units under the Plan to certain of our general partner’s current and future executive officers, including Eric Slifka, Andrew Slifka, Edward J. Faneuil, Charles A. Rudinsky, Daphne H. Foster, and Mark Romaine and our general partner’s independent directors, Kenneth I. Watchmaker, David K. McKown and Robert J. McCool.  The number of phantom units granted to Messrs. Eric Slifka, Andrew Slifka, Faneuil, Rudinsky and Romaine, Ms. Foster and our general partner’s independent directors are listed below:

Name	Title	Phantom Units

Eric Slifka	President and Chief Executive Officer	127,259

Andrew Slifka	Executive Vice President and President of Alliance Gasoline Division	29,537

Edward J. Faneuil	Executive Vice President and General Counsel	76,356

Charles A. Rudinsky	Executive Vice President and Chief Accounting Officer	5,091

Daphne H. Foster	Chief Financial Officer*	21,889

Mark Romaine	Chief Operating Officer*	57,012

Kenneth I. Watchmaker	Director	8,145

David K. McKown	Director	8,145

Robert J. McCool	Director	8,145

*Effective July 1, 2013

The awards to Ms. Foster and Mr. Romaine were made in connection with their appointments as Chief Financial Officer and Chief Operating Officer of the Partnership, respectively.

All awards granted by the Compensation Committee on June 27, 2013 were granted pursuant to the Award Agreements.  The awards granted to the executive officers enumerated above, except for Mr. Rudinsky, shall vest on a cumulative basis as follows, subject to continued employment: 33 1/3% on July 1, 2017, 66 2/3% on July 1, 2018, and 100% on July 1, 2019.  The phantom unit award to Mr. Rudinsky shall vest on a cumulative basis as follows, subject to continued employment: 33 1/3% on December 31, 2014, 66 2/3% on December 31, 2015, and 100% on December 31, 2016.  The awards granted to the directors enumerated above shall vest on a cumulative basis as follows: 33 1/3% on December 31, 2014, 66 2/3% on December 31, 2015, and 100% on December 31, 2016.

As described above in this Item 5.02 under the heading “Phantom Unit Award Agreements,” each recipient of an Employee Award Agreement, including certain executive officers listed above, must enter into a Confidentiality, Non-Solicitation, and Non-Competition Agreement with GPLLC in order to receive their phantom unit award. A summary of the material terms of the Confidentiality, Non-Solicitation, and Non-Competition Agreement is included in this Item 5.02 under the heading “Non-Competition Agreements” below. Such summary does not purport to be complete and is qualified in its entirety by reference to the form of Confidentiality, Non-Solicitation, and Non-Competition Agreement, a copy of which is filed as exhibit 10.6 hereto and incorporated herein by reference.

Executive Change of Control Agreements

On June 27, 2013 the Compensation Committee, in recognition of the valuable services provided and to be provided, and to encourage their continued employment and to provide additional incentive to achieve corporate objectives, authorized GPLLC to enter into an Executive Change of Control Agreement (the “Change of Control Agreement”) with each of Daphne H. Foster,  Mark Romaine, in connection with their respective appointments as Chief Financial Officer and Chief Operating Officer, and Charles A. Rudinsky.

Under the Change of Control Agreement, if, within the 3 month period ending on the date a change of control (as defined in the Change of Control Agreement) of GPLLC occurs or within the 12 months following a change of control (as defined in the Change of Control Agreement) of GPLLC, the executive officer’s employment with GPLLC is terminated by GPLLC other than for cause, or by the executive officer for good reason (each as defined in the Change of Control Agreement), the executive officer would be entitled to (1) acceleration of the target incentive amount under the then applicable short term incentive plan for the fiscal year in which the termination occurs and (2) 100% vesting on any and all outstanding awards options, restricted units, phantom units, unit appreciation rights and other similar rights granted under the Plan. Payment under the Change of Control Agreement is dependent on the executive officer executing a release of claims agreement.

As a condition to entering into the Change of Control Agreement, certain executive officers must also execute a Confidentiality, Non-Solicitation, and Non-Competition Agreement, a summary of the material terms of which is included in this Item 5.02 under the heading “Non-Competition Agreements” below and a form of which is filed as exhibit 10.6 hereto.

The foregoing description of the Change of Control Agreements does not purport to be complete and is qualified in its entirety by reference to the Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Daphne H. Foster, the Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Mark Romaine and the Executive Change of Control Agreement, effective July 1, 2013 by and between Global GP LLC and Charles A. Rudinsky, copies of which are filed as exhibits 10.3, 10.4 and 10.5, respectively, hereto and are incorporated herein by reference.

Non-Competition Agreements

On June 27, 2013, the Compensation Committee authorized GPLLC to enter into Confidentiality, Non-Solicitation, and Non-Competition Agreements (the “Non-Competition Agreements”) with (i) Daphne H. Foster and Mark Romaine in connection with their appointment as Chief Financial Officer and Chief Operating Officer, respectively, as well as (ii) each recipient of a phantom unit award granted pursuant to the Award Agreements (the “Phantom Unit Award Recipients”), other than Messrs. Eric Slifka, Andrew Slifka, and Faneuil, who each have employment agreements with GPLLC that contain confidentiality, non-solicitation, and non-competition provisions.  The Non-Competition Agreements provide that during the employee’s term of employment and for a period of (i) two years thereafter with respect to Ms. Foster, Mr. Romaine, Mr. Rudinsky and certain other employees  or (ii) one year thereafter with respect to other Phantom Unit Award Recipients, the employee is prohibited from working for, engaging in or acquiring or investing in any business having assets engaged in (or actively considering engagement in) certain businesses in the United States and Canada and other jurisdictions in which GPLLC and its affiliates conduct business during the period of the employee’s employment and for which the employee had material responsibilities or about which the employee obtained material confidential information.  The Non-Competition Agreements also contain provisions prohibiting the employee from soliciting any employees, contractors, vendors, suppliers or customers of GPLLC during the employee’s term of employment and for a period of one or two years thereafter and from disclosing confidential information.

The foregoing description of the Non-Competition Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Competition Agreement, a copy of which is filed as exhibit 10.6 hereto and the individual Non-Competition Agreements entered into with Ms. Foster and Mr. Romaine, copies of which are filed as exhibit 10.7 and 10.8, respectively, hereto and each is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibit

10.1*                 Form of Phantom Unit Award Agreement for Employees under Global Partners LP Long-Term Incentive Plan

10.2*                 Form of Phantom Unit Award Agreement for Directors under Global Partners LP Long-Term Incentive Plan

10.3*                 Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Daphne H. Foster

10.4*                 Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Mark Romaine

10.5*                 Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Charles A. Rudinsky

10.6*                 Form of Confidentiality, Non-Solicitation, and Non-Competition Agreement for Phantom Unit Award Recipients

10.7*                 Confidentiality, Non-Solicitation, and Non-Competition Agreement, effective July 1, 2013, by and between Global GP LLC and Daphne H. Foster

10.8*                 Confidentiality, Non-Solicitation, and Non-Competition Agreement, effective July 1, 2013, by and between Global GP LLC and Mark Romaine

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

		By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

Date: July 3, 2013

EXHIBIT INDEX

Exhibit
Number	Description

10.1*	Form of Phantom Unit Award Agreement for Employees under Global Partners LP Long-Term Incentive Plan

10.2*	Form of Phantom Unit Award Agreement for Directors under Global Partners LP Long-Term Incentive Plan

10.3*	Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Daphne H. Foster

10.4*	Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Mark Romaine

10.5*	Executive Change of Control Agreement, effective July 1, 2013, by and between Global GP LLC and Charles A. Rudinsky

10.6*	Form of Confidentiality, Non-Solicitation, and Non-Competition Agreement for Phantom Unit Award Recipients

10.7*	Confidentiality, Non-Solicitation, and Non-Competition Agreement, effective July 1, 2013, by and between Global GP LLC and Daphne H. Foster

10.8*	Confidentiality, Non-Solicitation, and Non-Competition Agreement, effective July 1, 2013, by and between Global GP LLC and Mark Romaine

*Filed herewith